EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

EATON VANCE MULTI-STRATEGY ALL MARKET FUND

Supplement to Prospectus dated March 1, 2018

Effective June 1, 2018:

1.       The following replaces “Portfolio Managers.” under “Fund Summaries – Eaton Multi-Strategy Absolute Return Fund”:

Portfolio Managers

Dan R. Strelow, Vice President of Eaton Vance, has managed the Fund since July 2009.

Justin H. Bourgette, Vice President of Eaton Vance, has managed the Fund since August 2011.

2.	The following replaces “Portfolio Managers.” under “Fund Summaries – Eaton Vance Multi-Strategy All Market Fund”:

Portfolio Managers

Dan R. Strelow, Vice President of Eaton Vance, has managed the Fund since its inception in October 2011.

Justin H. Bourgette, Vice President of Eaton Vance, has managed the Fund since its inception in October 2011.

3.       The following replaces the seventh paragraph under “Management and Organization”:

Justin H. Bourgette and Daniel R. Strelow are each Fund’s and Multi-Strategy Absolute Return Fund’s completion portfolio’s portfolio managers. Both are Vice Presidents of Eaton Vance and BMR. Mr. Strelow is the Director of the Customized Solutions Group of Eaton Vance and BMR. Messrs. Bourgette and Strelow have been employed by Eaton Vance for more than five years.

4.       The following replaces the eleventh paragraph under “Management and Organization”:

The portfolio managers of the Core Strategy for MSAR Completion Portfolio are Mr. Strelow (since inception) and Mr. Bourgette (since 2011). Additional information about Messrs. Bourgette and Strelow appears above. The portfolio managers of the enhancement strategy for MSAR Completion Portfolio are Jonathan Orseck and Kenneth Everding of Parametric. Messrs. Orseck and Everding are Managing Directors of Parametric, have been employed by Parametric for more than five years and each manage another Eaton Vance investment portfolio.

May 8, 2018	29137 5.8.18

EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

EATON VANCE MULTI-STRATEGY ALL MARKET FUND

Supplement to Statement of Additional Information dated March 1, 2018

Effective June 1, 2018, the following replaces the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Justin H. Bourgette(1)(2)
Registered Investment Companies	6	$799.3	0	$0
Other Pooled Investment Vehicles	1	$20.5	0	$0
Other Accounts	18	$290.1	0	$0
Dan R. Strelow(1)(2)
Registered Investment Companies	6	$799.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	16	$94.8	0	$0
(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	The portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. Certain of the “Other Accounts” managed by this portfolio manager invest in one or more registered investment companies in the Eaton Vance family of funds.
Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Multi-Strategy Absolute Return Fund
Justin H. Bourgette	None	$500,001 - $1,000,000
Dan R. Strelow	$100,001 - $500,000	Over $1,000,000
Multi-Strategy All Market Fund
Justin H. Bourgette	$50,001 - $100,000	$500,001 - $1,000,000
Dan R. Strelow	None	Over $1,000,000

May 8, 2018